FIRST AMENDMENT DATED JUNE 26, 2001
TO AMENDED AND RESTATED CREDIT AGREEMENT (LONG TERM FACILITY)
DATED AS OF AUGUST 18, 2000

                    This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of June 26, 2001 and entered into by and among CSC ENTERPRISES, a Delaware general partnership (the "Partnership"), as a Borrower, COMPUTER SCIENCES CORPORATION, a Nevada corporation (the "Corporation"), as a Borrower and as the Guarantor, the undersigned lenders (collectively the "Majority Lenders"), and CITICORP USA, INC., as administrative agent (the "Agent"), and is made with reference to that certain Amended and Restated Credit Agreement (Long Term Facility), dated as of August 18, 2000, by and among the Partnership, the Corporation, the lenders listed on the signature pages thereof (the "Lenders"), and the Agent (as amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS
WHEREAS, the Partnership and the Corporation have requested and Majority Lenders have agreed to modify the terms of the Credit Agreement in one respect;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section	1.	AMENDMENT TO THE CREDIT AGREEMENT
	A.	Amendment to Section 5.04(c)(i). Section 5.04(c)(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:
"Leverage Ratio. The Corporation will not permit at any time the ratio of Consolidated Total Debt to Consolidated Total Capitalization to exceed .50 to 1.00."
Section	2.	THE CORPORATION'S REPRESENTATIONS AND WARRANTIES
To induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Corporation represents and warrants to each Lender that the following statements are true, correct and complete:
	A.	Corporate Power and Authority. The Corporation has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

	B.	Authorization of Agreements. The execution and delivery of this Amendment and the consummation of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Corporation.
	C.	No Conflict. The execution and delivery by the Corporation of this Amendment and the consummation by the Corporation of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Corporation, the certificate of incorporation or bylaws of the Corporation or any order, judgment or decree of any court or other agency of government binding on the Corporation, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of the Corporation, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Corporation, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Corporation (other than the parties hereto).

	D.	Governmental Consents. The execution and delivery by the Corporation of this Amendment and the consummation by the Corporation of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

	E.	Binding Obligation. This Amendment has been duly executed and delivered by the

Corporation and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by principles of equity and commercial reasonableness.

	F.	Incorporation of Representations and Warranties From Credit Agreement.

The representations and warranties contained in Section 4.02 of the Credit Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, except as provided above or to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

	G.	Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, upon the giving of notice, the passage of time, or otherwise, constitute an Event of Default.
Section	3.	THE PARTNERSHIP'S REPRESENTATIONS AND WARRANTIES
To induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Partnership represents and warrants to each Lender that the following statements are true, correct and complete:
	A.	Partnership Power and Authority. The Partnership has all partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement.
	B.	Authorization of Agreements. The execution and delivery of this Amendment and the consummation of the Amended Agreement have been duly authorized by all necessary partnership action on the part of the Partnership.
	C.	No Conflict. The execution and delivery by the Partnership of this Amendment and the consummation by the Partnership of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Partnership, the Partnership's Partnership Agreement or any order, judgment or decree of any court or other agency of government binding on the Partnership, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of the Partnership, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Partnership, or (iv) require any approval of partners or any approval or consent of any Person under any contractual obligation of the Partnership (other than the parties hereto).

	D.	Governmental Consents. The execution and delivery by the Partnership of this

Amendment and the consummation by the Partnership of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

	E.	Binding Obligation. This Amendment has been duly executed and delivered by the

Partnership and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Partnership, enforceable against the Partnership in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by principles of equity and commercial reasonableness.

	F.	Incorporation of Representations and Warranties From Credit Agreement. The

representations and warranties contained in Section 4.01 of the Credit Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, except as provided above or to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

	G.	Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, upon the giving of notice, the passage of time, or otherwise, constitute an Event of Default.
Section	4.	CONDITIONS TO EFFECTIVENESS
Section 1 of this Amendment shall become effective as of the date hereof (such date being referred to herein as the "Amendment Effective Date"); provided that all of the following conditions precedent shall have been satisfied:
	A.	The Corporation and the Partnership shall have delivered to the Agent each of the following, unless otherwise noted, dated the Amendment Effective Date:
(i) Signature and incumbency certificates of the Corporation's and the Partnership's officers executing this Amendment;
(ii) Certified copies of the resolutions of the Board of Directors of the Managing Partner
of the Partnership approving this Amendment;
(iii) Certified copies of the resolutions of the Board of Directors of the Corporation approving this Amendment; and
(iv) Executed copies of this Amendment.
	B.	All corporate and other proceedings taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, shall be satisfactory in form and substance to the Agent, and the Agent shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request.

Section	5.	MISCELLANEOUS
	A.	Reference to and Effect on the Credit Agreement.
(i) On and after the date this Amendment becomes effective in accordance with its terms, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.
(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of the Agent or any Lender under, the Credit Agreement.
	B.	Fees and Expenses. The Corporation and the Partnership each acknowledge that all costs, fees and expenses as described in Section 9.04 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Corporation and the Partnership.

	C.	Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
	D.	Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
	E.	Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Subject to the provisions of Section 4, this Amendment shall become effective as of the date hereof upon the execution and delivery of a counterpart hereof by the Corporation, the Partnership and the Majority Lenders.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CSC ENTERPRISES, a Delaware partnership By: Computer Sciences Corporation, its Managing Partner
By /s/ Leon J. Level Name: Leon J. Level Title: Vice President and Chief Financial Officer
COMPUTER SCIENCES CORPORATION, a Nevada corporation
By /s/ Leon J. Level Name: Leon J. Level Title: Vice President and Chief Financial Officer

The Lenders:

CITICORP USA, INC. (as Agent and as a Lender)
By /s/ J. Gregory Davis Name: J. Gregory Davis Title: Vice President

BANCA DI ROMA (as a Lender)
By /s/ Luca Balestra Name: Luca Balestra Title: 25050
By /s/ Richard G. Dietz Name: Richard G. Dietz Title: 97271

BANCE NAZIONALE DEL LAVORO S.p.A. (as a Lender)
By /s/ Leonardo Valentini Name: Leonardo Valentini Title: First Vice President
By /s/ Roberto Mancone Name: Roberto Mancone Title: VP, Senior Loan Officer

DRESDNER BANK AG, New York and Grand Cayman Branches (as a Lender)
By /s/ J. Michael Leffler Name: J. Michael Leffler Title: Director
By /s/ Stephen A. Kovach Name: Stephen A. Kovach Title: Associate

MELLON BANK N.A. (as a Lender)
By /s/ L. C. Ivey Name: L. C. Ivey Title First Vice President

FIRST UNION NATIONAL BANK (as a Lender)
By /s/ James F. Heatwole Name: James F. Heatwole Title: Director

THE BANK OF NOVA SCOTIA (as a Lender)
By /s/ Ed Kofman Name: Ed Kofman Title: Director

THE BANK OF NEW YORK (as a Lender)
By /s/ Mehrasa Raygani Name: Mehrasa Raygani Title: Assistant Vice President

BANK ONE, NA (fka) THE FIRST NATIONAL BANK OF CHICAGO (as a Lender)
By /s/ Stephanie A. Mack Name: Stephanie A. Mack Title: Commercial Banking Officer

WELLS FARGO BANK, N.A. (as a Lender)
By /s/ Beth Filipponi Name: Beth Filipponi Title: Vice President
By /s/ Lucy Nixon Name: Lucy Nixon Title: Vice President

NATIONAL WESTMINSTER BANK, Plc (as a Lender)
By /s/ Steve Barlow Name: Steve Barlow Title: Corporate Director

STANDARD CHARTERED BANK (as a Lender)
By /s/ Alan Babcock Name: Alan Babcock Title: Senior Vice President
By /s/ Andrew Y. Ng Name: Andrew Y. Ng Title: Vice President

MORGAN GUARANTY TRUST CO. OF NEW YORK (as a Lender)
By /s/ Robert Bottamedi Name: Robert Bottamedi Title: Vice President

BBL INTERNATIONAL (U.K.) LIMITED (as a Lender)
By /s/ Peter Vissers Name: Peter Vissers Title: Director, Corporate Banking

DEN DANSKE BANK AKTIESELSKAB (as a Lender)
By /s/ M. K. Crawford Name: M. K. Crawford Title: Vice President
By /s/ John A. O'Neill Name: John A. O'Neill Title: Assistant General Manager